SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  MAY 15, 1996


                       COCA-COLA BOTTLING CO. CONSOLIDATED
             (Exact name of registrant as specified in its charter)


        Delaware                        0-9286                  56-0950585
 (State or other jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                      Identification No.)




               1900 Rexford Road, Charlotte, North Carolina   28211
                (Address of principal executive offices     Zip Code)


                                 (704) 551-4400
               Registrant's telephone number, including area code


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Item 5.  Other Events


On May 15, 1996, the Company issued the following press release:


         Coca-Cola Bottling Co. Consolidated (NASDAQ National Market: COKE) announced that its Board of Directors authorized repurchase of up to an aggregate of one million shares of its Common Stock from time to time at the discretion of the Company's Executive Committee.

Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


                                         COCA-COLA BOTTLING CO. CONSOLIDATED

                                                   (REGISTRANT)




Date: May 23, 1996            BY:             /s/ David  V. Singer
                                  -------------------------------------------
                                                  David V. Singer
                                   Principal Financial Officer of the Registrant
                                                      and
                                       Vice President, Chief Financial Officer